Income Taxes - Increase in Income Tax Expenses and Net Income Per Share Amounts (Detail) - CNY (¥) ¥ / shares in Units, ¥ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Income Tax Disclosure [Abstract]
Increase in income tax expenses	¥ 404,461	¥ 435,369	¥ 278,062
Earnings per share after increase in income tax expenses - basic	¥ 6.18	¥ 5.85	¥ 4.74
Earnings per share after increase in income tax expenses - diluted	¥ 5.86	¥ 5.59	¥ 4.50